UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 5, 2006
INTEGRA BANK CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21 S.E. Third Street
P.O. Box 868
Evansville, Indiana 47705-0868

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (812) 464-9677
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On October 5, 2006, Integra Bank Corporation (“Integra”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PFC Merger Corp., a wholly owned subsidiary of Integra (“Merger Sub”), and Prairie Financial Corporation (“Prairie”). Under the terms of the Merger Agreement, Merger Sub and Prairie will merge. The Merger Agreement also provides that Prairie’s financial institution subsidiary, Prairie Bank & Trust Co., will merge with and into Integra’s financial institution subsidiary, Integra Bank N.A., with Integra Bank N.A. being the surviving institution.
     Under the terms of the Merger Agreement, which has been unanimously approved by the Board of Directors of both companies, each share of Prairie common stock will be converted into 5.914 shares of Integra common stock and $65.26 in cash, subject to certain conditions. Based upon the closing price for Integra’s common stock on October 4, 2006 of $26.18 per share, the merger consideration is equivalent to $220.09 per share of Prairie common stock. Outstanding options to purchase shares of Prairie common stock will either be cashed out or converted into options to purchase Integra common stock. The transaction, which is valued at approximately $117.2 million, is expected to close in the first quarter of 2007, pending Prairie stockholder and regulatory approval, and satisfaction of other customary closing conditions. Prairie has agreed to pay termination fees in the event the Merger Agreement is terminated under certain conditions.
     A copy of the Merger Agreement is included as Exhibit 2.1 to this report.
     Integra and certain stockholders of Prairie have entered into an agreement by which the stockholders have agreed to vote their shares in favor of the transaction. A copy of the voting agreement is included as Exhibit 10.1 to this report.
Additional Information and Where to Find It
     Integra intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and Prairie expects to mail a proxy statement/prospectus to its stockholders, containing information about the transaction. Investors and stockholders are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Integra, Prairie and the proposed merger. In addition to the registration statement to be filed by Integra and the proxy statement/prospectus to be mailed to the stockholders of Prairie, Integra files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Integra may also be obtained free of charge from Integra by requesting them in writing at 21 S.E. Third Street, P.O. Box 868, Evansville, Indiana 47708-0868, or by telephone at (812) 464-9677 or on Integra’s website at www.integrabank.com.

Participants in the Solicitation
     Integra, Prairie and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Prairie with respect to the transactions contemplated by the proposed merger. Information regarding Integra’s officers and directors is included in Integra’s proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on March 17, 2006. A description of the interests of the directors and executive officers of Integra and Prairie in the merger will be set forth in the proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.
Item 8.01 Other Events.
     A copy of the joint press release issued by Integra and Prairie on October 5, 2006 announcing the signing of the merger agreement is included as Exhibit 99.1 to this report. A slide presentation that Integra is presenting to investors on October 6, 2006 is included as Exhibit 99.2 to this report.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

2.1	Agreement and Plan of Merger by and among Integra Bank Corporation, PFC Merger Corp. and Prairie Financial Corporation dated as of October 5, 2006.*

10.1	Voting Agreement dated as of October 5, 2006.

99.1	Joint Press Release dated October 5, 2006.

99.2	Slide presentation of Integra dated October 6, 2006.

*	The Agreement and Plan of Merger filed as Exhibit 2.1 to this report does not include schedules that are part of the Agreement and Plan of Merger. The omitted schedules are identified in the Agreement and Plan of Merger. The registrant agrees to furnish copies of such schedules to the Commission upon request.
***
This Form 8-K and the Exhibits hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Integra and Prairie, including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Integra’s and Prairie’s plans, objectives, expectations and intentions, dilutions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Integra and Prairie and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Integra and Prairie may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Prairie may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Integra’s and Prairie’s markets may increase significantly and could adversely affect operations; and (10) an economic slowdown, either nationally or in the markets in which Integra and Prairie do business, could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Integra’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov.
The foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Integra or Prairie or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Integra and Prairie do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made except as may be required in Integra’s SEC reports.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 5, 2006

INTEGRA BANK CORPORATION
By:	/s/ Martin M. Zorn
Martin M. Zorn
Chief Financial Officer, Executive Vice President — Finance and Risk

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Integra Bank Corporation, PFC Merger Corp. and Prairie Financial Corporation dated as of October 5, 2006.*

10.1	Voting Agreement dated as of October 5, 2006.

99.1	Joint Press Release dated October 5, 2006.

99.2	Slide presentation of Integra dated October 6, 2006.

*	The Agreement and Plan of Merger filed as Exhibit 2.1 to this report does not include schedules that are part of the Agreement and Plan of Merger. The omitted schedules are identified in the Agreement and Plan of Merger. The registrant agrees to furnish copies of such schedules to the Commission upon request.